                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         Date of Report October 17, 2002
               Date of earliest event reported: December 31, 2001


                       ADVANCED FIBRE COMMUNICATIONS, INC.

         A Delaware             Commission File           I.R.S. Employer
         Corporation            Number: 0-28734           Identification No.
                                                             68-0277743


                          1465 North McDowell Boulevard
                           Petaluma, California 94954

                            Telephone: (707) 794-7700

ITEM 5. OTHER EVENTS.

On October 17, 2002, Advanced Fibre Communications, Inc. issued a press release with respect to a $1.7 million after-tax adjustment to net income for 2001. This press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Exhibits.

Exhibit No.       Description
-----------       -----------
99.1              Press release, dated October 17, 2002.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ADVANCED FIBRE COMMUNICATIONS, INC.




Date: October 17, 2002                   By:      /s/  Keith Pratt
                                            --------------------------------
                                         Name:    Keith E. Pratt
                                         Title:   Senior Vice President,
                                                  Chief Financial Officer
                                                  And Assistant Secretary
                                                  (Duly Authorized Signatory and
                                                  Principal Financial Officer)

                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------
99.1              Press release, dated October 17, 2002.


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